SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

May 4, 2012 (May 1, 2012)

Date of Report (Date of Earliest Event Reported)

Total System Services, Inc.

(Exact Name of Registrant as Specified in its Charter)

Georgia	1-10254	58-1493818
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One TSYS Way, Columbus, Georgia 31901

(Address of principal executive offices) (Zip Code)

(706) 649-2267

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2012, Total System Services, Inc. (“TSYS”) held its 2012 Annual Meeting of Shareholders, at which our shareholders approved the Total System Services, Inc. 2008 Omnibus Plan, as amended and restated effective May 1, 2012, and renamed the Total System Services, Inc. 2012 Omnibus Plan (“2012 Plan”). A description of the amendments to the 2012 Plan and a summary description of the 2012 Plan are provided in Proposal 4 of TSYS’ definitive proxy statement on Schedule 14A which was filed with the Securities and Exchange Commission on March 15, 2012. The description of the 2012 Plan contained herein and in the proxy statement are qualified in their entirety by the full text of the 2012 Plan which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2012 Annual Meeting of Shareholders of TSYS was held on May 1, 2012. TSYS’ shareholders voted on the following five proposals which are detailed in TSYS’ definitive proxy statement on Schedule 14A which was filed with the Securities and Exchange Commission on March 15, 2012, and cast their votes as described below.

Proposal 1

TSYS’ shareholders elected fourteen individuals to the Board of Directors as set forth below:

Name	For	Against	Abstain	Broker Non-Vote
James H. Blanchard	130,204,133	2,523,905	132,595	26,917,661
Richard Y. Bradley	130,396,202	2,171,112	293,319	26,917,661
Kriss Cloninger III	128,045,006	4,698,647	116,981	26,917,660
Walter W. Driver, Jr.	128,666,313	4,047,977	146,344	26,917,660
Gardiner W. Garrard, Jr.	121,742,098	10,984,479	134,057	26,917,660
Sidney E. Harris	129,673,007	3,021,745	165,881	26,917,661
Mason H. Lampton	127,165,129	5,350,849	344,656	26,917,660
H. Lynn Page	130,734,711	1,985,828	140,094	26,917,661
Philip W. Tomlinson	128,445,891	4,255,521	159,220	26,917,662
John T. Turner	131,208,519	1,511,600	140,514	26,917,661
Richard W. Ussery	130,461,945	2,257,758	140,930	26,917,661
M. Troy Woods	130,114,657	2,597,082	148,893	26,917,662
James D. Yancey	121,150,943	11,603,020	106,670	26,917,661
Rebecca K. Yarbrough	129,141,285	3,500,187	219,161	26,917,661

Proposal 2

TSYS’ shareholders ratified the appointment of KPMG LLP as the independent auditor of TSYS for the fiscal year ending December 31, 2012 as set forth below:

For	Against	Abstain
158,453,368	1,117,486	207,439

Proposal 3

TSYS’ shareholders approved, on an advisory basis, TSYS’ executive compensation as set forth below:

For	Against	Abstain	Broker Non-Vote
123,300,958	4,386,643	5,173,031	26,917,662

Proposal 4

TSYS’ shareholders approved the Total System Services, Inc. 2008 Omnibus Plan, as amended and restated, as set forth below:

For	Against	Abstain	Broker Non-Vote
119,794,527	8,014,113	5,051,993	26,917,661

Proposal 5

TSYS’ shareholders approved the Total System Services, Inc. 2012 Employee Stock Purchase Plan as set forth below:

For	Against	Abstain	Broker Non-Vote
124,824,973	3,227,348	4,808,313	26,917,660

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Total System Services, Inc. 2008 Omnibus Plan, as amended and restated effective May 1, 2012

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOTAL SYSTEM SERVICES, INC.

Dated: May 4, 2012	By:	/s/ Kathleen Moates
Kathleen Moates
Senior Deputy General Counsel

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